                               NATIONS RESERVES

                       Supplement dated October 31, 2001
                     to Prospectuses dated August 1, 2001

          I. Spring 2002 Reorganization
          The prospectuses for all share classes of Nations Municipal Reserves (the "Fund") are hereby supplemented by adding the following bullet point paragraph and chart at the end of the section entitled "About the Funds -- Other important information":

          . Proposed reorganization -- On October 10, 2001, the Board of
            Trustees of Nations Municipal Reserves approved its reorganization into a newly created successor fund that is substantially identical to the existing Fund. The principal effect of this reorganization would be to redomicile the Fund in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters. The Fund's shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting that will likely be held in March 2002. If shareholders approve this plan, the reorganization is expected to occur in the second quarter of 2002. At that time, shares of the Fund would be exchanged for shares of equal value of the newly created successor fund.

          II. Modification of Principal Investment Strategies and Risks of Nations Municipal Reserves
              Effective January 1, 2002, the prospectuses for all share classes of Nations Municipal Reserves are hereby supplemented by:

                 1. Modifying the second sentence of the second paragraph under the section entitled "Nations Municipal Reserves -- Principal investment strategies" to eliminate the limitation (currently 20%) on the amount of assets that the Fund may invest in securities that are subject to the federal alternative minimum tax, enabling the Fund to invest all or any portion of its assets in securities subject to such tax.

                 2. Modifying the first sentence of the third paragraph under the section entitled "Nations Municipal Reserves -- Principal investment strategies" to read as follows:

                   The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

                   The Fund may invest up to 20% of its assets in money market instruments, including repurchase agreements.

                 3. Modifying the first sentence under the section entitled "Risks and other things to consider -- Tax considerations" to read as follows:

                   Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax, but may be subject to the federal alternative minimum tax, state, local and other taxes.

          OCTSUPP4

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


                               NATIONS RESERVES
                              NATIONS FUNDS TRUST

                       Supplement dated October 31, 2001
                     to Prospectuses dated August 1, 2001

          I.  Spring 2002 Reorganization

               A. The prospectuses for all share classes of Nations Blue Chip Fund (the "Fund") are hereby supplemented by adding the following bullet point paragraph and chart at the end of the section entitled "About the Funds -- Other important information":

               . Proposed reorganization -- On October 10, 2001, the Board of Trustees of Nations Blue Chip Fund approved its reorganization into a newly created successor fund to Nations Strategic Growth Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in a fund with the objective, principal investment strategies and risks of Nations Strategic Growth Fund. Shareholders of Nations Blue Chip Fund will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting that will likely be held in March 2002. If shareholders approve this plan, the reorganization is expected to occur in the second quarter of 2002. At that time, shares of Nations Blue Chip Fund would be exchanged for shares of equal value of the newly created successor to Nations Strategic Growth Fund.

               B. The prospectuses for all share classes of Nations Blue Chip Fund are hereby supplemented by adding the following sentence at the end of the first paragraph of the section entitled "An overview of the Funds":

                       On or about November 30, 2001, Nations Blue Chip Fund
                 will close to new investors in light of the proposed reorganization of this Fund. Shareholders of this Fund as of that date may continue to purchase additional shares.

          II. Sub-Advisory Arrangements with Chicago Equity Partners, LLC

               A. The prospectuses for all share classes of Nations Blue Chip Fund and Nations Asset Allocation Fund are hereby supplemented by inserting the information below at the end of the second paragraph under the heading "How the Funds are managed -- Investment sub-advisers -- Chicago Equity Partners, LLC" as follows:

                       On October 10, 2001, the Boards of Nations Funds Trust
                 and Nations Master Investment Trust approved the replacement of Chicago Equity Partners, LLC as the investment sub-adviser to Nations Blue Chip Master Portfolio ("Master Portfolio") and Nations Asset Allocation Fund with Banc of America Capital Management, LLC ("BACAP") effective January 1, 2002. The Boards have each approved an interim investment sub-advisory agreement with BACAP which allows it to serve as investment sub-adviser to the Master Portfolio and Fund through May 2002. The shareholders of Nations Asset Allocation Fund will be asked to approve a definitive investment sub-advisory agreement between the Fund and BACAP by the expiration of the interim period. It is anticipated that Nations Funds Trust will hold a special meeting of Nations Asset Allocation Fund's shareholders in March 2002 prior to the expiration of the interim agreement in order to obtain their approval of the investment sub-advisory agreement with BACAP. Proxy materials discussing the change in sub-advisory arrangements are
OCTSUPP1
                 expected to be mailed in the first quarter of 2002. Nations Blue Chip Master Portfolio will not request approval of a definitive investment sub-advisory agreement due to the Master Portfolio's anticipated reorganization in the second quarter of 2002.

               B. Effective January 1, 2002, the prospectuses for all share classes of Nations Blue Chip Fund and Nations Asset Allocation Fund are hereby supplemented by deleting all references to Chicago Equity Partners, LLC and replacing the discussion of the Funds under the heading "About the Funds" with the discussion attached at the end of this document, which reflects BACAP as the new sub-adviser of each Fund, as well as changes to principal investment strategies and certain stated risks of each Fund. Corresponding changes relating to the new sub-advisory arrangements also should be reflected throughout each prospectus. Changing the sub-adviser from Chicago Equity Partners, LLC to BACAP may cause repositioning of the Funds' portfolios, thereby possibly causing the Funds to incur increased brokerage commissions and/or to make taxable capital gain or other distributions to shareholders.

[Graphic]
     About the sub-advisers

     Banc of America Capital Management, LLC ("BACAP") is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.


[Graphic]
     What is an asset
     allocation fund?

     This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

     Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

     Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.



Nations Asset Allocation Fund

[Graphic]
     Investment objective
     The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[Graphic]

     Principal investment strategies
     The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The equity securities the Fund invests in are primarily common stocks of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

For the equity portion of the Fund, the team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

     [Graphic]
      You'll find more about
      other risks of investing in
      this Fund in Other important
      information and in the SAI.


The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .will try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

The team may sell a security when the Fund's asset allocation changes, when there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.


[Graphic]

     Risks and other things to consider
     Nations Asset Allocation Fund has the following risks:

      .Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      .Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      .Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

      .Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[Graphic]
     About the sub-adviser

     The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

     BA Advisors is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Master Portfolio.


[Graphic]
     Why invest in Nations Blue Chip
     Fund?

     Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.


Nations Blue Chip Fund

[Graphic]
     Investment objective
     The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.

[Graphic]

     Principal investment strategies
     The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well-established nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

The Master Portfolio normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  .the growth prospects of the company's industry

  .the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  .may limit the number of buy and sell transactions it makes

  .will try to sell shares that have the lowest tax burden on shareholders

  .may offset capital gains by selling securities to realize a capital loss

     [Graphic]
      You'll find more about other risks of investing in this Fund in Other important information and in the SAI.


While the Master Portfolio tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, when there is a meaningful deterioration in the company's competitive position, when the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

[Graphic]

     Risks and other things to consider
     Nations Blue Chip Fund has the following risks:

      .Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

      .Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Master Portfolio may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Master Portfolio's ability to meet it's objective.

      .Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      .Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.